Mirae Asset Discovery Funds

Emerging Markets Fund

Emerging Markets Great Consumer Fund

(each a “Fund” and together the “Funds”)

Supplement dated October 19, 2021 to the Prospectus and Statement of Additional Information, each dated August 28, 2021, the Summary Prospectus for the Emerging Markets Fund dated August 28, 2018 and the Summary Prospectus for the Emerging Markets Great Consumer Fund dated August 28, 2021

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information (“SAI”) of Mirae Asset Discovery Funds (the “Trust”) dated August 28, 2021, the Summary Prospectus for the Emerging Markets Fund dated August 28, 2021 and the Summary Prospectus for the Emerging Markets Great Consumer Fund dated August 28, 2021.

On September 30, 2021, a supplement to the Trust’s Prospectus and SAI dated August 28, 2021, as well as to the Summary Prospectus for the Emerging Markets Fund dated August 28, 2021 and the Summary Prospectus for the Emerging Markets Great Consumer Fund dated August 28, 2021 (the “September 30th Supplement”) was filed with the SEC disclosing that the Board of Trustees of the Trust (the “Board”) had approved a proposal to close Class C Shares of the Funds to new investors, effective on or about November 30, 2021.

On October 14, 2021, after further consideration and the recommendation of Mirae Asset Global Investments (USA) LLC., the investment adviser to the Funds, the Board approved a proposal to forego the closing of Class C Shares of the Funds and continue to offer Class C Shares of the Funds to new investors. Accordingly, the September 30th Supplement is hereby revoked and deleted entirely.

If you have any additional questions, please contact your financial adviser or intermediary.